                                                                 EXHIBIT 10.6.2

                    FIRST AMENDMENT TO THE FOURTH AMENDED
                   AND RESTATED REVOLVING CREDIT AGREEMENT

        This FIRST AMENDMENT TO THE FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of January 31, 1997 by and among FIRST ENTERPRISE FINANCIAL GROUP, INC., formerly known as Centre Capital Funding Corp., an Illinois corporation ("FEFG"), FIRST ENTERPRISE ACCEPTANCE COMPANY, an Illinois corporation ("FEAC") (each,individually, a "Borrower" and collectively, "Borrowers"), FIRST MIDWEST BANK, N.A. ("First Midwest"), BANK ONE, CHICAGO, NA ("Bank One"), THE FIRST NATIONAL BANK OF CHICAGO, as successor to NBD Bank ("FNBC"), HARRIS BANK PALATINE, N.A. ("Harris"), FLEET BANK NATIONAL ASSOCIATION ("Fleet"), CORESTATES BANK, N.A. ("CoreStates") and LASALLE NATIONAL BANK, a national banking association ("LaSalle") (LaSalle, First Midwest, Bank One, FNBC, Harris, Fleet and CoreStates are sometimes collectively referred to herein as the "Banks" and each individually as a "Bank") and LaSalle as Agent (the "Agent").

                                 BACKGROUND

        A. Borrowers, Banks (other than CoreStates) and the Agent entered into a certain Fourth Amended and Restated Revolving Credit Agreement dated as of October 16, 1996, which amended and restated in its entirety that certain Third Amended and Restated Revolving Credit Agreement dated as of September 1, 1995, as amended (as the same may be hereafter amended, modified or supplemented from time to time, the "Loan Agreement"), pursuant to which the LaSalle and the other Banks have made revolving loans and advances to Borrowers.

        B.      Borrowers have requested that Banks amend the Loan Agreement by
(a) increasing the amount available to Borrowers by $5,000,000 by adding CoreStates as a New Bank with a commitment of $5,000,000; and (b) making certain changes in connection with the admission of a New Bank.

        C. The Banks and the Agent are willing to make such changes and to amend the Loan Agreement provided that Borrowers, Banks and Agent enter into this Amendment and upon the terms and conditions set forth herein, and that CoreStates, by its execution of this Amendment, become a signatory to the Loan Agreement.

        D. Terms used herein but not defined herein shall have the meanings assigned to them in the Loan Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     SECTION 1        AMENDMENTS TO LOAN AGREEMENT

        1.1 Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

        "2.1    Revolving Loans.  Subject to the terms of this Agreement, to make loans to the Borrowers (collectively called the "Revolving
        Loans" and individually, each a "Revolving Loan") on any Banking Day, which Revolving Loans the Borrowers may repay and re-borrow during the period from the date hereof, to, but not including, the Maturity Date, in such amounts as FEFG may from time to time request; provided, however that the aggregate principal amount of all Revolving Loans made under this Section 2.1 shall not exceed, at any one time, the lowest of
        (i) the Revolving Loan Borrowing Base, (ii) $85,000,000, or (iii) such fixed dollar amount as is (in the aggregate) committed by the Banks executing this Agreement from time to time if such amount is less than $85,000,000 (such lowest sum being the "Revolving Loan Commitment"); notwithstanding the foregoing, if no Event of Default shall have occurred and be continuing on each anniversary of the date hereof, the Banks shall be under no commitment to extend the Maturity Date, but each Bank agrees to inform the Borrowers on such anniversary date whether it intends to extend the Maturity Date for an additional one-year period. If, at any time the outstanding Revolving Loans exceed the Revolving Loan Commitment, the Borrowers will immediately notify the Agent of such excess and pay the Banks the amount thereof. Notwithstanding anything to the contrary contained herein, no Bank shall be obligated to advance any funds under this Section 2.1 which funds exceed the amount determined by multiplying such Bank's Percentage Interest by the Revolving Loan Commitment."

        1.2 The Maximum Amounts of Commitment and Percentage Interest shown on the signature pages of the Loan and Security Agreement shall be amended as set forth on Exhibit A to this Amendment.

        1.3 Exhibit E to the Loan Agreement is hereby amended by adding a new Revolving Note payable to the order of CoreStates at the end thereof in the form of Exhibit B hereto.

        SECTION 2        REPRESENTATIONS AND WARRANTIES

        To induce the Banks to amend the Loan Agreement and provide their consent, Borrowers represent and warrant to Banks that:



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

        2.1 Compliance with Loan Agreement. On the date hereof, Borrowers are in compliance with the terms and provisions set forth in the Loan Agreement (as modified by this Amendment), and no unwaived Event of Default specified in
Section 10 of the Loan Agreement nor any event which would, upon notice or lapse of time, or both, constitute such an Event of Default, has occurred.

        2.2 Representations and Warranties. On the date hereof, the representations and warranties and covenants set forth in Sections 6 and 7 of the Loan Agreement (as modified by this Amendment) are true and correct with the same effect as though such representations and warranties and covenants had been made on the date hereof, except to the extent that such representations and warranties and covenants expressly relate to an earlier date.

        2.3 Corporate Authority of Borrowers. Each Borrower has full power and authority to enter into this Amendment, to borrow additional funds and to incur and perform the obligations provided for under this Amendment and the Loan Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

        2.4 Amendment as Binding Agreement. This Amendment constitutes the valid and legally binding obligation of Borrowers, fully enforceable against Borrowers, in accordance with its terms.

        2.5 No Conflicting Agreements. The execution and performance by the Borrowers of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, any provision of the Articles or By-Laws of Borrowers, or (ii) violate any indenture, contract, agreement or other instrument to which either Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrowers.

        SECTION 3  CONDITIONS PRECEDENT

        The agreement by the Banks to amend the Loan Agreement and to provide their consent is subject to the following conditions precedent:

        3.1 Borrowers shall have executed and delivered to CoreStates a Secured Revolving Note in the form of Exhibit B hereto.





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

        3.3 Borrowers shall have executed and delivered to Agent certified copies of the resolutions of their Boards of Directors authorizing the execution and delivery of this Amendment and the consummation of the transactions contemplated thereby.

        SECTION 4  ADMISSION OF CORESTATES AS A NEW BANK

        Corestates hereby agrees and confirms that by its execution and delivery of this Amendment, it has become a signatory to the Loan Agreement, as the same has heretofore been amended and to all of the other Loan Documents, and that it has become entitled to all of the rights and has undertaken all of the obligations of a Bank under the Loan Agreement.


        SECTION 5  GENERAL PROVISIONS

        5.1 Except as amended by this Amendment, the terms and provisions of the Loan Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrowers ratify, confirm and affirm without condition, all liens and security interests granted to the Banks and the Agent pursuant to the Loan Agreement and the Loan Documents, and such liens and security interests shall continue to secure the Obligations, including but not limited to, all loans made by the Bank to the Borrowers under the Loan Agreement as amended by this Amendment.

        5.2 This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrowers under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

        5.3  This Amendment may be executed in any number of counterparts.

        5.4 Borrowers hereby agree to pay all out-of-pocket expenses incurred by Banks in connection with the preparation, negotiation and consummation of this Amendment, and all other documents related thereto, including without limitation, the reasonable fees and expense of Agent's counsel, and any filing fees required in connection with the filing of any documents necessary to consummate the provisions of this Amendment. Notwithstanding anything contained herein to the contrary, the only legal fees for which Borrowers shall be responsible are the fees and expenses of Agent's counsel.

        5.5 On or after the effective date hereof, each reference in the Loan Agreement or any of the Loan Documents to this "Agreement" or words of like import,shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.





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


        5.6 Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                         BORROWERS:

                                         FIRST ENTERPRISE FINANCIAL
                                         GROUP, INC.


                                         By:      /s/ Jan W. Erfert
                                                  ---------------------------
                                         Title:   Vice President and Treasurer
                                                  ---------------------------

                                         FIRST ENTERPRISE ACCEPTANCE
                                         COMPANY


                                         By:      /s/ Michael P. Harrington
                                                  ---------------------------
                                         Title:   Chairman
                                                  ---------------------------

                                         BANKS:

                                         LASALLE NATIONAL BANK,
                                         individually and as Agent


                                         By:      /s/ William Swift
                                                  ---------------------------
                                         Title:   Vice President
                                                  ---------------------------

                                         FIRST MIDWEST BANK, N.A.

                                         By:      /s/ Edward Melton
                                                  ---------------------------
                                         Title:   Senior Vice President
                                                  ---------------------------








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

                                         BANK ONE, CHICAGO, NA


                                         By:      /s/ Michael Moreen
                                                  ---------------------------
                                         Title:   Vice President
                                                  ---------------------------


                                         FIRST NATIONAL BANK OF
                                         CHICAGO


                                         By:      /s/ Craig Goldsmith
                                                  ---------------------------
                                         Title:   Assistant Vice President
                                                  ---------------------------


                                         HARRIS BANK PALATINE, N.A.

                                         By:      /s/ Paul E. Bailey
                                                  ---------------------------
                                         Title:   Vice President
                                                  ---------------------------


                                         FLEET BANK NATIONAL
                                         ASSOCIATION

                                         By:      /s/ Michael B. Moschetta
                                                  ---------------------------
                                         Title:   Assistant Vice President
                                                  ---------------------------


                                         CORESTATES BANK, N.A.

                                         By:      /s/ John T. Trainor
                                                  ---------------------------
                                         Title:   Vice President
                                                  ---------------------------





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

Exhibit A to First Amendment

Maximum Amount              Percentage        Financial
of Commitment                Interest         Institution
-------------               ----------        -----------
$22,000,000                  25.88%           LaSalle National Bank

$10,000,000                  11.76%           First Midwest Bank, N.A.

$20,000,000                  23.53%           Bank One, Chicago, NA

$15,000,000                  17.65%           First National Bank of Chicago

$3,000,000                    3.53%           Harris Bank Palatine, N.A.

$10,000,000                  11.76%           Fleet Bank, National Association

$5,000,000                    5.88%           Corestates Bank, N.A.





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


Exhibit B to First Amendment

                                   EXHIBIT E


                             SECURED REVOLVING NOTE

$5,000,000.00                                                  January 31, 1997


FIRST ENTERPRISE FINANCIAL GROUP,INC., formerly known as Centre Capital Funding Corp. ("FEFG"), an Illinois corporation and FIRST ENTERPRISE ACCEPTANCE COMPANY ("FEAC"), an Illinois corporation (collectively,the "Borrowers"), for value received, jointly and severally promise to pay to the order of CoreStates Bank, N.A., a national banking association (the "Bank"), on June 1, 1998 the principal sum of Five Million and No/100 Dollars ($5,000,000.00), or the aggregate principal amount of all the then outstanding advances made by the Bank to the Borrowers pursuant to Section 2.1 of the Fourth Amended and Restated Revolving Credit Agreement (as herein defined) if less than said Five Million Dollars ($5,000,000) is then outstanding, together with interest (computed on the basis of a 360-day year) on any and all principal amounts remaining unpaid hereunder from time to time from the date hereof until maturity, payable commencing February 1, 1997 and continuing on the first Banking Day of each successive month thereafter, during the term hereof and on the date of payment in full, at the rate set forth in the Fourth Amended and Restated Revolving Credit Agreement.

        Any amount of interest or principal hereof which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall, to the fullest extent permitted by applicable law, thereafter bear interest (the "Default Interest") at a fluctuating annual interest rate equal at all times to three percentage points above the Prime Rate. The Borrowers hereby agree to pay such Default Interest which has accrued to the holder hereof, on demand. For purposes hereof, the "Prime Rate" shall mean the rate of interest announced or published publicly from time to time by LaSalle National Bank as its prime or equivalent rate of interest. The use of the term "Prime Rate" herein is not intended nor does it imply that such rate of interest is a preferred rate of interest or one that is offered by Bank to its most creditworthy customers.

        All payments of principal and interest on this Note shall be payable in lawful money of the United States of America. In no event shall the interest payable exceed the highest rate permitted by law. Principal and interest shall be paid to the Bank at the office of the Agent at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to the undersigned. This Note may be prepaid in whole or in part at any time or from time





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

to time without penalty, and shall be prepaid in the amounts and at the times set forth in the Fourth Amended and Restated Revolving Credit Agreement, and is subject to mandatory prepayment, in part, in the amounts and at the times set forth in Section 2.1 of the Fourth Amended and Restated Revolving Credit Agreement. All payments hereunder shall be applied in the order of priority set forth in Section 4.7 of the Fourth Amended and Restated Revolving Credit Agreement. In determining the Borrowers' liability to the Bank hereunder, the books and records of the Agent shall be controlling except in cases of manifest error.

        This Note evidences certain indebtedness incurred under the Fourth Amended and Restated Revolving Credit Agreement dated as of October 15, 1996, as amended as of the date hereof among Borrowers, Bank, LaSalle National Bank, individually and as Agent, First Midwest Bank, N.A., Bank One Chicago, NA, Harris Bank Palatine, N.A., NBD Bank and Fleet Bank, National Association. (the "Fourth Amended and Restated Revolving Credit Agreement"), which amends and restates that certain Third Amended and Restated Revolving Credit Agreement dated as of September 1, 1995, as amended, to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment thereon may be accelerated or is automatically accelerated. Terms used herein but not otherwise defined herein are used as defined in the Fourth Amended and Restated Revolving Credit Agreement. The Borrowers agree to pay all costs of collection and all attorneys' fees paid or incurred in enforcing any of the Bank's rights hereunder promptly on demand of the Agent and as more fully set forth in the Fourth Amended and Restated Revolving Credit Agreement.

        This Note is secured by, among other things, a security interest in the Collateral granted to the Banks pursuant to Section 5 of the Fourth Amended and Restated Revolving Credit Agreement.

        Borrowers, endorsers and all other parties to this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Fourth Amended and Restated Revolving Credit Agreement.
In any action on this Note, the Bank or its assignee need not file the original of this Note, but need only file a photocopy of this Note certified by Bank or such assignee to be a true and correct copy of this Note.





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

        This Note shall be deemed to have been made under and shall be governed in accordance with the internal laws and not the conflict of law rules of the State of Illinois.

                                         FIRST ENTERPRISE FINANCIAL
                                         GROUP, INC.



                                         By:
                                                 -------------------------------
                                         Title:
                                                 -------------------------------
                                         FIRST ENTERPRISE ACCEPTANCE
                                         COMPANY



                                         By:
                                                 -------------------------------
                                         Title:
                                                 -------------------------------




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